UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 9, 2012

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                              Entry into a Material Definitive Agreement

On March 9, 2012, following the closing of the acquisition (the “Acquisition”) by Global Partners LP (the “Partnership”) of all of the membership interests in Alliance Energy LLC (“Alliance”) from AE Holdings Corp. (“AEHC”), Global Petroleum Corp. (“GPC”), Global Companies LLC (“Global”), Global Montello Group Corp. (“GMG”), Chelsea Sandwich LLC (“Chelsea LLC”) and Alliance (Alliance, Global, GMG and Chelsea LLC, singly and collectively, the “Operating Subsidiaries”) entered into a second amendment to amended and restated shared services agreement (the “Second Amendment”), which amended the Amended and Restated Services Agreement dated October 4, 2005 among the Operating Subsidiaries (excluding Alliance) and GPC (as previously amended, the “GPC Shared Services Agreement”). Under the GPC Shared Services Agreement, (1) the Operating Subsidiaries provide GPC with certain legal and environmental support, accounting services and payroll services for which GPC pays a fee based on an agreed assessment of the cost associated with the provision of such services, and (2) GPC provides the Operating Subsidiaries with certain terminal, environmental and operational support services, for which the Operating Subsidiaries pay a fee based on an agreed assessment of the cost associated with the provision of such services. As so amended by the Second Amendment, the GPC Shared Services Agreement includes the services provided by GPC to Alliance.

In addition, on March 9, 2012, following the closing of the Acquisition, Global and AEHC entered into a shared services agreement (the “AEHC Shared Services Agreement”) pursuant to which Global will provide AEHC with certain tax, accounting, treasury and legal support services for which AEHC will pay Global $15,000 per year. The AEHC Shared Services Agreement is for an indefinite term and AEHC may terminate its receipt of some or all of the services upon 180 days’ notice.

The disclosure contained in this Item 1.01 does not purport to be a complete description of the Second Amendment or the AEHC Shared Services Agreement and is qualified in its entirety in each case by reference to the Second Amendment and the AEHC Shared Services Agreement, which are filed as Exhibits 10.2 and 10.3, respectively, hereto and are incorporated by reference into this Item 1.01.

Item 9.01.                                          Financial Statements and Exhibits

(d)	Exhibits

10.1	First Amendment to Amended and Restated Services Agreement, dated as of July 24, 2006, by and among Global Petroleum Corp., Global Companies LLC, Global Montello Group LLC and Chelsea Sandwich LLC

10.2

Second Amendment to Amended and Restated Services Agreement, dated March 9, 2012, by and among Global Petroleum Corp., Global Companies LLC, Global Montello Group Corp., Chelsea Sandwich LLC and Alliance Energy LLC

10.3	Services Agreement, dated March 9, 2012, by and between Global Companies LLC and AE Holdings Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
	By:	Global GP LLC,
its general partner

Dated: March 15, 2012		By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Amended and Restated Services Agreement, dated as of July 24, 2006, by and among Global Petroleum Corp., Global Companies LLC, Global Montello Group LLC and Chelsea Sandwich LLC

10.2

Second Amendment to Amended and Restated Services Agreement, dated March 9, 2012, by and among Global Petroleum Corp., Global Companies LLC, Global Montello Group Corp., Chelsea Sandwich LLC and Alliance Energy LLC

10.3	Services Agreement, dated March 9, 2012, by and between Global Companies LLC and AE Holdings Corp.